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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our report dated February 15, 2001 included in Group 1 Automotive, Inc.'s Form 10-K for the year ended December 31, 2000 incorporated by reference in this registration statement.


/s/ ARTHUR ANDERSEN LLP

Houston, Texas
December 21, 2001